EXHIBIT 10.2

                             STOCK OPTION AGREEMENT

     AGREEMENT (the "AGREEMENT"), made as of the 2 day of March, 2010 (the "Date of Grant"), by and between Inksure Technologies Inc., a Delaware corporation (the "COMPANY") with its address at 1 Hamada st. Rehovot 76703, Israel (c/o Inksure Ltd.) and Tal Gilat (the "OPTIONEE").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to grant an Option to purchase shares of the common stock, par value $0.01, of the Company (the "COMMON STOCK") pursuant to the Inksure Technologies Inc. 2002 Employee, Director and Consultant Stock Option Plan, a copy of which is attached as EXHIBIT A hereto (the "PLAN"), to the Optionee, and the Optionee desires to accept such grant, on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, it is agreed as follows:

1.   GRANT OF OPTION

     The Company hereby grants to the Optionee an Option to purchase the number of Shares of Common Stock set forth in Section 1 of EXHIBIT B hereto, at the Purchase Price per Share set forth in Section 2 of EXHIBIT B hereto, on the terms and subject to the conditions hereinafter provided.

     OPTION TERM AND CONDITIONS OF EXERCISE

     1.1 The Option may be exercised by the Optionee prior to the Expiration Date (as defined in Section 6 below) in whole at any time or in part from time to time, as determined by the Committee, to the extent that the Option becomes vested and exercisable in accordance with Section 3 of EXHIBIT B hereto, and provided that, subject to the provisions of
          Section 2.2 below, the Optionee is an employee or a service provider of the Company or any of its Affiliates, at all times during the period beginning with the Date of Grant and ending upon the date of exercise. Except as provided in Section 2.2 below, the Option shall immediately expire upon the termination of the Optionee's employment or service with the Company and its affiliates.

     1.2 Subject to Section 10(d) of the Plan, the Option may be exercised after the termination of the Optionee's employment or service with the Company and its Affiliates for any reason other than Cause, but only to the extent already vested and exercisable at the time of such termination, during the ninety (90) day period (or, if such termination is due to the Optionee's death or disability (as determined by the Committee in its sole discretion) the twelve (12) month period) from the date of such termination or, if sooner, until the Expiration Date and, to the extent not exercised during such period, the Option shall thereupon expire.

     1.3 The term "CAUSE" shall mean, unless otherwise provided in an employment or consulting agreement between the Optionee and the Company or any affiliate in effect on the Date of Grant: (i) conviction of, or plea of nolo contendere or guilty to, a crime involving moral turpitude or a felony; (ii) any refusal to carry out a reasonable directive of the Optionee's supervisor or manager which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or its affiliates; (iv) any breach of the Optionee's fiduciary duties or duties of care of the Company or its affiliates; including without limitation disclosure of confidential information of the Company or its affiliates; or (v) any conduct (other than performed in good-faith) reasonably determined by the Committee to be materially detrimental to the Company or its affiliates.


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2.   VESTING

     Subject to Section 6 below, the Option shall vest and become exercisable on the dates set forth in Section 3 of EXHIBIT B hereto (the "VESTING DATES"). The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The provisions of this Section are subject to any Option provisions governing the minimum number of Shares as to which an Option may be exercised.

3.   TRUSTEE

     If the Option is designated as subject to Section 102 of the Tax Ordinance, the Option shall immediately be issued to the Trustee and be held by the Trustee in accordance with the provisions of Section 5 of the Plan. The Trustee shall not transfer the Option to the Optionee prior to exercise of the Options into Shares. The Trustee will transfer the Shares to the Optionee upon demand, however in case of Shares received subsequently following the exercise of Section 102 Options, not earlier than the period from the Date of Grant as determined by any law or regulation. If any law or regulation requires the Company to take any action with respect to the Shares so demanded before the issuance thereof, then the date of their issuance shall be extended for the period necessary to take such action. The Optionee hereby authorizes the Trustee to sign an agreement with the Company whereby Shares will not be transferred without deduction of taxes at source. The Optionee hereby undertakes to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or the Option or Shares issued thereunder.

4.   METHOD OF EXERCISE

     The Option shall be exercised by the Optionee by delivery of written notice of exercise (the "Exercise Notice") to the Company specifying the number of shares to be purchased, in accordance with Section 102 or Section 3(i) of the Tax Ordinance, if applicable, and full payment of the Purchase Price of such shares, which exercise shall be effective upon receipt of such notice and payment by the Company at its principal office. The Purchase Price will be paid in US Dollars on the date of delivery of the Exercise Notice in a form satisfactory to the Committee and permitted by law, including without limitation, by cash or check.

5.   EXPIRATION OF OPTION

     The Option shall expire, to the extent not previously exercised, upon the earlier of: (i) the date set forth in Section 4 of EXHIBIT B hereto; or
     (ii) the date set forth in Section 2 above (and such earlier date shall be hereinafter referred to as the "EXPIRATION DATE").

6.   RIGHTS PRIOR TO EXERCISE/LIMITATIONS AFTER PURCHASE OF SHARES

     6.1 The Optionee shall not have any of the rights or privileges of a stockholder of the Company in respect of any Shares purchasable upon the exercise of the Option, nor shall the Optionee be deemed to be a stockholder or creditor of the Company until registration of the Optionee as the owner of record of such Shares upon the exercise of the Option in accordance with the provisions of the Plan.

     6.2 The Optionee acknowledges that, if the Company's Shares are registered for trading in any public market, the Optionee's right to sell Shares may be subject to some limitations, as set forth by the Company or its underwriters. In such event, the Optionee will unconditionally agree to any such limitations.


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


     6.3 Without limiting Section 14 of the Plan, the Optionee (or the Optionee's legal representative, heir or legatee, in the event of the Optionee's death) may be required by the Company, at the Company's discretion, to give a representation in writing upon exercising the Option, that the sale of the Shares complies with any registration exemption requirements which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that the Optionee (or the Optionee's legal representative, heir, or legatee):
          (a) is purchasing such Shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have placed upon the face and reverse of any certificates evidencing such Shares a legend setting forth (i) any representations and undertakings which such Optionee has given to the Company or a reference thereto and (ii) that, prior to effecting any sale or other disposition of any such Shares, the Optionee must furnish to the Company an opinion of counsel, satisfactory to the Company, that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies.

     6.4 The Optionee shall not dispose of any Shares in transactions which, in the opinion of counsel to the Company, violate the U.S. Securities Act of 1933, as amended ("THE 1933 Act"), or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws.

     6.5 If any Shares shall be registered under the 1933 Act, no public offering (otherwise than on a national securities exchange, as defined in the U.S. Securities Exchange Act of 1934, as amended) of any Shares shall be made by the Optionee (or any other person) under such circumstances that the Optionee (or such other person) may be deemed an underwriter, as defined in the 1933 Act.

     6.6 The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, and any other applicable restrictions as it may deem appropriate (which do not violate the Optionee's rights according to this Agreement).

     6.7 Upon exercise of the Option or at such later times as requested by the Company, the Optionee agrees to become a party to any stockholders or similar agreement to which a majority of the Company's stockholders are subject.

7.   GOVERNMENT REGULATIONS

     The Plan, and the grant and exercise of the Option, and the obligation of the Company to sell and deliver Shares under the Option, shall be subject to all applicable laws, rules, and regulations, of the United States or any state having jurisdiction over the Company and the Optionee, including the registration of the Shares under the 1933 Act, and to such approvals by any governmental agencies or national securities exchanges as may be required.

8.   CONTINUANCE OF EMPLOYMENT OR SERVICES

     Neither the Plan nor this Agreement shall impose any obligation on the Company or its affiliates to continue the Optionee in its employ or service and nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company or its affiliates or restrict the right of the Company or its affiliates to terminate such employment or other service at any time.

9.   GOVERNING LAW

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada (without reference to its principles of conflicts of law).


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10.  TAX CONSEQUENCES

     To the extent permitted by applicable law, any tax consequences arising from the grant or exercise of the Option, from the payment for Shares covered thereby or from any other event or act of the Company, its affiliates or the Trustee, as applicable, or the Optionee hereunder shall be borne solely by the Optionee. Without limiting Section 20 of the Plan, the Company, its affiliates and the Trustee, as applicable, may withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. The Committee shall not be required to release any Share certificate to the Optionee until all required payments have been fully made. The Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Shares under the Option by any of the following means (in addition to the Company's, its affiliates and the Trustee, as applicable right to withhold from any compensation paid to the Optionee by the Company or its affiliates) or by a combination of such means: (i) tendering a cash payment; (ii) subject to Committee approval, authorizing the Company to withhold Shares from the Shares otherwise issuable to the Optionee as a result of the exercise or acquisition of Shares under the Option in an amount not to exceed the minimum amount of tax required to be withheld by law; or (iii) subject to Committee approval, delivering to the Company Shares that have been owned and unencumbered for at least six (6) months. The Committee and the Trustee shall not be required to release any Share certificate to the Optionee until all required payments have been fully made. The Optionee represents and confirms that the Optionee shall not claim an exemption from Israeli Tax pursuant to Section 97(a) or Part E of the Tax Ordinance or pursuant to the Law for the Encouragement of Industry (Taxes) 1960. The Optionee represents and confirms that the Optionee shall be obliged to immediately notify the Company and the Trustee of his or her request, if any, to the Income Tax Authority in the event the Shares are registered on any stock exchange. Nothing in this Agreement shall obligate the Company to register its Shares or any portion of its Shares on a stock exchange. The Optionee acknowledges that the exemption under Section 102 of the Tax Ordinance shall be forfeited and the Optionee shall be required to pay any applicable tax promptly at such time as (a) the Optionee's employment is terminated during the block time period from the Date of Grant (other than because of death or some other reason acceptable to the Income Tax Authority); (b) the Company or the Optionee fails to comply with one or more of the conditions of the exemption as required by the Tax Ordinance, the regulations promulgated thereunder or Income Tax Authority withdraws or cancels the exemption for the Plan or the Optionee.

11.  NO WAIVER/BINDING EFFECT/NOTICES

     The failure of any party to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof. This Agreement shall be binding upon the heirs, executors, administrators, successors and permitted assigns of the parties hereof. Any notice required or permitted under this Agreement shall be deemed to have been duly given if delivered, faxed or mailed, if delivered by certified or registered mail or return receipt requested, either to the Optionee at the address set forth above or such other address as the Optionee may designate in writing to the Company, or to the Company at the address set forth above or such other address as the Company may designate in writing to the Optionee.

12.  PROVISIONS OF THE PLAN

     The Option is granted pursuant to the Plan and the Option and this Agreement are in all respects governed by the Plan and subject to all of the terms and provisions whether such terms and provisions are incorporated in this Agreement solely by reference or are expressly cited herein or are neither referenced or cited herein. Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Plan. Any interpretation of this Agreement shall be made in accordance with the Plan but in the event there is any contradiction between the provisions of this Agreement and the Plan, the provisions of the Plan shall prevail.


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13.  ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, arrangement or understanding, whether oral or in writing, with respect to the subject matter hereof. This Agreement may not be amended, other than as provided in the Plan, except by written instrument executed the Optionee and a duly authorized officer of the Company.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


                                            INKSURE TECHNOLOGIES INC.


                                            By: /s/ Tzlil Peker
                                            -------------------------
                                            Name:  Tzlil Peker
                                            Title: Chief Financial Officer

THE OPTIONEE HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN AND REPRESENTS THAT THE OPTIONEE IS FAMILIAR WITH THE TERMS AND PROVISIONS THEREOF, AND HEREBY ACCEPTS THIS AGREEMENT SUBJECT TO ALL OF THE TERMS AND PROVISIONS THEREOF. THE OPTIONEE HAS REVIEWED THE PLAN AND THIS AGREEMENT IN THEIR ENTIRETY, HAS HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO EXECUTING THIS AGREEMENT AND FULLY UNDERSTANDS ALL PROVISIONS OF THIS AGREEMENT. THE OPTIONEE HEREBY AGREES TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL ALL DECISIONS OR INTERPRETATIONS OF THE COMMITTEE UPON ANY QUESTION ARISING UNDER THE PLAN OR THIS AGREEMENT.


                                            /s/ Tal Gilat
                                            -------------------------
                                            Optionee


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


                                    EXHIBIT B

                               TERMS OF THE OPTION


Name of the Optionee:             Tal Gilat

Date of Grant:                    March 2, 2010

Designation:                      CGT

1.   Number of Shares subject to the Option: 700,000

2.   Purchase Price per Share: $0.38

3.   Vesting Schedule (subject to Section 3 of the Agreement):

            NUMBER OF SHARES                        VESTING DATE


4.   Expiration Date (subject to Section 6 of the Agreement): March / 1 / 2015


                                                 Inksure Technologies Inc.

     Tal Gilat                                   By: /s/ Tzlil Peker
     -------------------                         -------------------
     Optionee                                    Name:  Tzlil Peker
                                                 Title: Chief Financial Officer

Vesting Acceleration: In the event of a merger, consolidation, sale of substantially all or most of the company's assets or other change of control of the Company and should the Employee be terminated without cause within one year after such event, the Employee shall be entitled to immediate vesting of all his remaining unvested options.


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


          NUMBER OF SHARES                           VESTING DATE
          ----------------                           ------------

               58,333                                  2/9/2010
               64,166                                  2/12/2010
               64,166                                  2/3/2011
               64,166                                  2/6/2011
               64,167                                  2/9/2011
               64,167                                  2/12/2011
               64,167                                  2/3/2012
               64,167                                  2/6/2012
               64,167                                  2/9/2012
               64,167                                  2/12/2012
               64,167                                  2/3/2013


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